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                                                                    EXHIBIT 10.1



                              TRANSMONTAIGNE INC.
                     TRANSMONTAIGNE PRODUCT SERVICES INC.
                   TRANSMONTAIGNE PRODUCT SERVICES EAST INC.
                 TRANSMONTAIGNE PRODUCT SERVICES MIDWEST INC.
                  TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.
                        TRANSMONTAIGNE TERMINALING INC.
                             BEAR PAW ENERGY INC.
                              2750 Republic Plaza
                            370 Seventeenth Street
                            Denver, Colorado  80202


                              AMENDMENT NO. 2 OF
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                        As of March 25, 1999

BANKBOSTON, N.A.,
 as Agent under the Credit Agreement
 defined herein
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

     Each of TransMontaigne Inc. (the "Company"), TransMontaigne Product Services Inc. and TransMontaigne Product Services East Inc., each a Delaware corporation, TransMontaigne Product Services Midwest Inc., TransMontaigne Transportation Services Inc., TransMontaigne Pipeline Inc. and TransMontaigne Terminaling Inc., each an Arkansas corporation, and Bear Paw Energy Inc., a Colorado corporation, hereby agrees with you as follows:

1. Reference to Credit Agreement and Definitions.  Reference is made to the
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Second Amended and Restated Credit Agreement dated as of October 30, 1998, as amended by Amendment No. 1 thereto dated as of December 14, 1998 and as from time to time in effect, among the Company, the Guarantors named therein, BankBoston, N.A., for itself and as Agent, and the other Lenders from time to time party thereto (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. Recital.  The Company has advised the Lenders that it intends to issue up
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to 200,000 shares of its Series A Convertible Preferred Stock, par value $.01 per share (the "Series A
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Convertible Preferred Stock"), having an aggregate initial Liquidation Value of up to $200,000,000. The parties to the Credit Agreement have agreed to modify the definitions of "Distribution" and "Indebtedness" as used therein in order to clarify the treatment of the Series A Convertible Preferred Stock and to make other conforming changes.

3. Amendments.  The Credit Agreement is hereby amended, effective as of the
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date hereof, as follows:

     3.1. Section 1.49 of the Credit Agreement is amended to read in its entirety as follows:

          "1.49. "Distribution" means, with respect to the Company (or other
                  ------------
specified Person):

          (a) the declaration or payment of any dividend or distribution, including dividends payable in shares of capital stock of or other equity interests in the Company (or such specified Person), on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

          (b) the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

          (c) any other distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person);

          (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Company (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations;

          (e) any loan or advance by the Company (or such specified Person) to, or any other Investment by the Company (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Company (or such specified Person), or any Affiliate of such holder; and

          (f) without duplication, any cash payment in respect of Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness;

                                      -2-
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          provided, however, that the term "Distribution" shall not include (i)
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          the accrual of unpaid dividends on the Series A Convertible Preferred
          Stock or dividends on the Series A Convertible Preferred Stock paid solely in the form of additional shares of the Series A Convertible Preferred Stock, (ii) dividends payable in perpetual common stock of or other similar equity interests in the Company (or such specified Person), (iii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors or (B) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) any loan or advance by the Company to any Guarantor or (v) any other loan or advance by the Company which constitutes an Investment permitted under Section 6.9.5,
          6.9.6 or 6.9.7.

          3.2. Section 1.79 of the Credit Agreement is amended to read in its entirety as follows:

                1.79.  "Indebtedness" means all obligations, contingent or
                        ------------
otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including (without duplication):

                (a)    borrowed money;

                (b) indebtedness evidenced by notes, debentures or similar instruments;

                (c)    Capitalized Lease Obligations;

                (d) the deferred purchase price of assets or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

                (e) mandatory redemption or dividend obligations on capital stock (or other equity) (excluding, however, any such obligation in respect of the Series A Convertible Preferred Stock);

                (f) reimbursement obligations with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements;

                (g)    unfunded pension liabilities;
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          (h)  obligations that are immediately and directly due and payable out of the proceeds of or production from property;

          (i) liabilities secured by any Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

          (j) all Guarantees in respect of Indebtedness of others; provided however, that the "Indebtedness" of any Person shall not include any liability in respect of Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness.

     3.3. Section 1 of the Credit Agreement is further amended by adding thereto a new Section 1.140A reading in its entirety as follows:

          "Series A Convertible Preferred Stock" means the Series A Convertible
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     Preferred Stock, par value $.01, issued by the Company on or after March
     25, 1999 in the aggregate initial amount of up to 200,000 shares having an initial liquidation value of $1,000 per share and any additional shares of such series of convertible preferred stock issued as or in lieu of dividends thereon.

     3.4. Section 8.1 of the Credit Agreement is amended by adding thereto a new
Section 8.1.12 reading in its entirety as follows:

          8.1.12.  Series A Convertible Preferred Stock.  There shall occur any
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     "Fundamental Change" as defined in the provisions of the Charter of the
     Company which relate to the Series A Convertible Preferred Stock.

4. Representations and Warranties.  In order to induce you to enter into this
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Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in Section 7 of the Credit Agreement is true and correct on the date hereof.

5. Conditions to Effectiveness of Amendment.  Acceptance of the foregoing
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amendments by the Required Lenders shall be subject, without limitation, to the condition that no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

6. Required Lenders.  The Agent represents and warrants that it has received
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consents to the foregoing amendments executed by the Required Lenders, in satisfaction of the requirements of Section 12.6 of the Credit Agreement.

7. Miscellaneous.  This Amendment may be executed in any number of counterparts,
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which
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together shall constitute one instrument, shall be a Credit Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation.

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of the Lenders and the Agent when both the Company and the Agent shall have one or more copies hereof executed by each of the Agent and the Required Lenders.

                            Very truly yours,

                            TRANSMONTAIGNE INC.


                            By /s/ Richard E. Gathright
                               ------------------------
                               Richard E. Gathright, President

                            TRANSMONTAIGNE PRODUCT SERVICES INC.
                            TRANSMONTAIGNE PRODUCT SERVICES MIDWEST INC.
                            TRANSMONTAIGNE PRODUCT SERVICES EAST INC.
                            TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                            TRANSMONTAIGNE PIPELINE INC.
                            TRANSMONTAIGNE TERMINALING INC.
                            BEAR PAW ENERGY INC.


                            By  /s/ Richard E. Gathright
                               -------------------------
                               Richard E. Gathright, Chief Executive Officer of each of the foregoing corporations
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The foregoing Amendment is hereby agreed to:

BANKBOSTON, N.A., as Agent under the Credit
 Agreement, on behalf of the Required Lenders


By:/s/ Terrance Ronan, Director
   ----------------------------
   Authorized Officer